United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported)  November 28, 2011

PRESIDENTIAL LIFE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-5486	13-2652144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

69 Lydecker Street, Nyack, New York	10960
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (845) 358-2300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 28, 2011, Presidential Life Insurance Company (the “Insurance Company”) executed retention agreements in the event of a change in control in Presidential Life Corp. (the “Company”) with:  (a) Mitchell R. Anderson, Senior Vice President and Chief Marketing Officer of the Insurance Company, (b) Jay Matalon, Vice President and Chief Accounting Officer of the Insurance Company and the Company, and (c) Duncan Szeto, Vice President and Chief Actuary of the Insurance Company.

The above description is qualified in its entirety by reference to the terms of the retention agreements attached as Exhibits 10.4, 10.5 and 10.6.

Item 9.01   Financial Statement and Exhibits

Exhibit Number	Description

10.4	Retention Agreement with Mitchell R. Anderson

10.5	Retention Agreement with Jay Matalon

10.6	Retention Agreement with Duncan Szeto

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL LIFE CORPORATION

Date: November 28, 2011	By:	/s/ Donald L. Barnes
Donald L. Barnes, President
and Duly Authorized Officer of
the Registrant

3